UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2006
Insignia Solutions plc
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 EAST CAMPBELL AVENUE, SUITE 130 CAMPBELL, CALIFORNIA 95008 UNITED STATES OF AMERICA
(Address of principal executive offices) (Zip code)
(408) 874-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This amendment is being filed to amend the Current Report on Form 8-K filed by Insignia Solutions on April 18, 2006, to add item 9.01 and to include Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

10.1	Amendment to Registration Rights Agreement dated December 29, 2007 among Insignia Solutions plc , and the holders of the Series B Preferred Stock of Insignia Solutions Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insignia Solutions plc

Date: May 14, 2007	By:	/s/ George Monk
George Monk
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Registration Rights Agreement dated December 29, 2007 among Insignia Solutions plc , and the holders of the Series B Preferred Stock of Insignia Solutions Inc